Investor Presentation | February 2024

This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward-looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry and the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2023, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent annual and quarterly reports. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Interface: a compelling investment”, “Brand Leader in the Specified Channel”, and “Financial Policy”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “commitment”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix. 2 Forward Looking Statements and Non-GAAP Measures

3 At Interface, we believe flooring is more than what you walk on. Who We Are Leading Established GlobalDedicated Engaged provider of commercial flooring: carpet tile, rubber, and LVT brand with a history of innovation and a commitment to the pursuit of sustainability to performance and improving the built environment, industry, and the world manufacturing capabilities with a focus on local market needs customer-centric and purpose- driven culture with deep design and innovation roots

4 Interface at a Glance Interface is a global leader in commercial flooring $1.3 billion in net sales in FY2023 3,600 global employees 6 manufacturing locations on 4 continents ATL headquartered in Atlanta, GA Recognized leader in sustainability First cradle-to-gate carbon negative commercial carpet tile 50 years of innovation © C hr is to ph er P ay ne / Es to

5 Interface at a Glance Interface: a compelling investment Premium brands with attractive margins and leadership in core categories Carpet Tile LVT Rubber

58% Americas 30% EMEA 12% APAC Revenue by Region Diversified Geographically and Customer Verticals 6 Interface Positioning Note: Figures represent Fiscal Year 2023, figures in chart may not sum to 100% due to rounding 49% Corporate Office 18% Education • Highest penetration of carpet tile vs broadloom • Global account management • New construction, renovations and remodels • Lease renewals result in recurring revenue • K-12 and higher education • Second highest penetration of carpet tile vs broadloom • Second largest market for rubber • Significant opportunity for broadloom conversion • Hospitals, Medical Office Building, Assisted Living, Senior Living and Life Sciences • Largest rubber market based on hygienic properties, chemical resistance, and durability • Significant opportunity for broadloom conversion • Retail and bank branches • Significant opportunity for broadloom conversion • High penetration of LVT • Federal, State, and Local procurement push for use of low carbon products • Low carbon footprint products support achievement of decarbonization goals outlined in US Inflation Reduction Act Corporate Education Healthcare Retail 10% Healthcare 6% Government 4% Residential Living 3% Retail 3% Hospitality 2% Consumer Residential 5% Other Revenue by Vertical Government

7 Interface at a Glance Interface: a compelling investment We are global leaders in… … with a strong financial foundation Design InnovationSustainability attractive margins strong liquidity healthy balance sheet Im ag es © C hr is to ph er P ay ne / Es to … and unwavering commitment to our people winning culture commitment to talent development meaningful DEI progress

8 Interface at a Glance Interface: a compelling investment Strengths to Leverage • Selling system and customer partnerships • Sustainability leadership • Manufacturing expertise • Diversified portfolio • Strong cash generation and balance sheet Opportunities for Growth • Reset operating model to one global company with strong global functions • Expand margins through global supply chain management & improved productivity • Accelerate new global products & designs • Reallocate investment to big bets; drive profitable growth

Interface Positioning

Interface Positioning Attractive Product Portfolio 10 Carpet Tile • Industry-leading cradle-to-gate carbon negative carpet tile • Biomimicry-inspired design (i2) • No glue installation with TacTiles® • Faster, more profitable installation for contractors • Recyclable via our ReEntry® program • Carbon Neutral Floors Luxury Vinyl Tile (LVT) • Creative design freedom • Complements and enhances our carpet tile portfolio • No transition strips needed; same sizes as our carpet tiles • High acoustic value (Sound Choice backing) • Carbon Neutral Floors Rubber • Offered in modular tiles, sheet, and specialized surface sheet • Ideal for hygienic, high-traffic flooring applications • Extremely durable with strong chemical resistance • Carbon Neutral Floors © E lm ar W itt

Leading Global Provider of Commercial Flooring Solutions Total global commercial flooring market = $39 Billion Interface served market = $9+ Billion • Global share leader in $5B Carpet Tile segment (now exceeds Broadloom segment globally) • Leader in high growth $3.3B LVT segment • Entered $1.0B Rubber segment in 2018, acquisition of nora, the category leader Source: Management estimates $11.7 $7.4 $1.9 $1.0 $3.4 $3.3 $4.7 Other Global Commercial Flooring Segment (in Billions) 11 Interface Positioning Rubber $5.0

12 Brand Leader in the Specified Channel Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins. Interface Positioning Source: Management estimates ~15-25% +25% Opportunity to expand in low/mid-range price points Maintain significant share of the high-end and mid- range price points Share leader in the specified and end user channels of commercial carpet tile Global Carpet Tile Price Categories Interface Share 0 20 40 60 80 100 120 Low End Mid-Range High End <15% ~15 – 25% +25% Vo lu m e (s qu ar e m et er s in m illi on s)

Global Sales and Manufacturing Platform • Physical presence in 18 countries • Global account management • Six manufacturing locations on four continents • Global supply chain management • Unique blend of efficiency and customization Note: Figures represent Fiscal Year 2023 Americas 58% of Net Sales Europe 30% of Net Sales Asia-Pacific 12% of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom / Office 13 Interface Positioning

Environmental, Social and Governance Overview

15 ESG Overview Recent ESG Highlights • Continue to implement our Climate Transition Plan to make progress on our verified Science Based Targets • Transitioned 100% of our carpet tile product manufactured in Europe to our carbon negative CQuest backing • Expanded our carbon negative-backed carpet tile offering to FLOR®, our specialty design brand, helping residential customers create beautiful and environmentally conscious homes • Conducted our first Global Employee Commuting Survey, measuring employee commuting data with information directly from employees • Named by the World Economic Forum as one of three “Circularity Lighthouses in the Built Environment” for our contributions to the circular economy Environmental Stewardship • Completed the global rollout of Workday® for improved visibility into our people demographics; expanded the platform with launch of Workday Learning and Workday Talent & Performance • Continue to activate our global DEI strategy, introducing a mandatory Unconscious Bias Training course in the Americas and launching our first Inclusion Network, empowHER • Introduced expanded benefits program for U.S.- based employees that support mental and physical well-being • Launched The Home Project as part of our Reconciliation Action Plan to connect with, learn from, and collaborate with the First Nations people of Australia Social Responsibility • Adopted our Commitment to Human Rights, a global statement that outlines how we support human rights for all people • Added a new female director to the Board of Directors, increasing our female representation to 30% • Updated our Security Incident Response Plan and deployed new technology to support enhanced data privacy and cybersecurity approach • Updated our Code of Conduct, creating one source of guidance and policies for our employees to follow Governance & Ethics

Click here to access our 2022 Impact Report 16 The linked 2022 Impact Report is not a part of, or incorporated into, this presentation 2022 Impact Report This report highlights our commitment to operating in an ethical and sustainable manner that benefits all stakeholders – employees, customers, shareholders, and the environment – and our progress to reduce environmental impacts, cultivate social responsibility, and operate with strong governance.

Financial Performance

18 Financials At-a-Glance* (in $ millions, except EPS) Currency Neutral Net Sales $321 (4.5%) YoY Net Sales $325 (3.1%) YoY Adjusted SG&A 25.7% % of Net Sales Adjusted Operating Income $41.0 12.6% of Net Sales Net Debt / Adjusted EBITDA 1.9x Net Sales $1,261 Adjusted EBITDA $162 12.8% of Net Sales Adjusted Operating Income $116 9.2% of Net Sales Q4 2023 FY 2023 We are investing in customer-facing resources and innovation to drive short and long-term growth, while managing all other costs and focusing on productivity to improve margins.” Laurel Hurd, CEO “ Adjusted Earnings Per Share $0.41 Adjusted Earnings Per Share $1.00 Financial Performance * See Appendix for a reconciliation of Non-GAAP figures

Financial Performance GAAP Financial Results 19 ($ in millions, except EPS) 2023 2022 Change 2023 2022 Change Net Sales $325 $336 (3%) $1,261 $1,298 (3%) Gross Profit 123 105 17% 441 438 1% % of Net Sales 37.9% 31.4% 35.0% 33.7% SG&A Expense 88 83 5% 339 324 5% % of Net Sales 27.1% 24.9% 26.9% 25.0% Restructuring & Other Charges (0) 0 NM (3) 2 (227%) Goodwill and Intangible Asset Impairment Charge - 36 NM - 36 NM Operating Income (Loss) 35 (15) (341%) 105 75 39% % of Net Sales 10.8% (4.3%) 8.3% 5.8% Net Income (Loss) 20 (25) (179%) 45 20 128% % of Net Sales 6.0% (7.3%) 3.5% 1.5% Diluted EPS 0.33$ (0.42)$ (179%) 0.76$ 0.33$ 130% Fourth Quarter Full Year

Financial Performance Adjusted Financial Results* 20 * See Appendix for a reconciliation of Non-GAAP figures ($ in millions, except EPS) 2023 2022 Change 2023 2022 Change Net Sales $325 $336 (3%) $1,261 $1,298 (3%) Adjusted Gross Profit 124 111 12% 446 450 (1%) % of Net Sales 38.3% 33.2% 35.4% 34.7% Adjusted SG&A Expense 83 79 5% 330 318 4% % of Net Sales 25.7% 23.7% 26.1% 24.5% Adjusted Operating Income 41 32 28% 116 132 (12%) % of Net Sales 12.6% 9.5% 9.2% 10.2% Adjusted Net Income 24 18 31% 59 73 (20%) % of Net Sales 7.3% 5.4% 4.6% 5.7% Adjusted Diluted EPS $0.41 $0.31 32% $1.00 $1.25 (20%) Adjusted EBITDA $52 $41 26% $162 $176 (8%) Fourth Quarter Full Year

21 Financial Performance Earnings Metrics* Adjusted EBITDA Adjusted Earnings Per Share (Diluted) * See Appendix for a reconciliation of Non-GAAP figures $ millions

Cash Total Debt Net Debt / LTM Adjusted EBITDA Financial Performance Capitalization and Liquidity* Net Debt 22 $ millions * See Appendix for a reconciliation of Non-GAAP figures

23 Financial Performance Balance capital allocation across investment in the business, managing our leverage ratio, and returning capital to shareholders. Financial Policy Reduce debt Optimize cost of capital and generally target over time Net Debt / Adjusted EBITDA < 2.0x Reinvest in the business Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity, and salesforce effectiveness Explore M&A Opportunities Opportunistically evaluate accretive M&A transactions that are aligned with our strategy Return excess cash to Shareholders Utilize strong free cash flow to return excess cash to shareholders Capital Deployment Philosophy

Appendix

Appendix Reconciliation of Non-GAAP Figures 25 Note: Sum of reconciling items may differ from total due to rounding of individual components ($ in millions) Q4 2022 Q4 2023 Fiscal Year 2022 Fiscal Year 2023 Net Sales as Reported (GAAP) $335.6 $325.1 $1,297.9 $1,261.5 Impact of Changes in Currency - (4.6) - (1.4) Currency Neutral Sales $335.6 $320.6 $1,297.9 $1,260.1 Gross Profit as Reported (GAAP) $105.4 $123.2 $437.7 $441.1 Purchase Accounting Amortization 1.2 1.3 5.0 5.2 Cyber Event Impact 4.8 - 4.8 - Thailand Plant Shutdown - - 2.5 - Adjusted Gross Profit $111.4 $124.4 $450.1 $446.2 SG&A Expense as Reported (GAAP) $83.5 $88.0 $324.2 $339.0 Cyber Event Impact (0.3) (0.1) (0.3) (1.1) Thailand Plant Shutdown - - - - Restructuring, Asset Impairment, Severance and Other, net (3.7) (4.4) (6.2) (8.1) Adjusted SG&A Expense $79.4 $83.5 $317.6 $329.8 Q4 2022 Q4 2023 2022 2023 Operating (Loss) Income as Reported (GAAP) ($14.6) $35.2 $75.4 $104.5 Purchase Accounting Amortization 1.2 1.3 5.0 5.2 Cyber Event Impact 5.1 0.1 5.1 1.1 Thailand Plant Shutdown - - 2.5 - Goodwill and Intangible Asset Impairment 36.2 - 36.2 - Restructuring, Asset Impairment, Severance and Other, net 4.1 4.4 8.2 5.6 Adjusted Operating Income $32.0 $41.0 $132.4 $116.4

Appendix Reconciliation of Non-GAAP Figures 26 Note: Sum of reconciling items may differ from total due to rounding of individual components (1) Represents insurance recovery of loss recognized in 2023. (2) Russia and Brazil foreign subsidiaries were substantially liquidated in 2023. The related cumulative translation adjustment was recognized in other expense. ($ in millions) Fiscal Year 2022 Fiscal Year 2023 Q4 2022 Q4 2023 Net Income (Loss) as Reported (GAAP) $19.6 $44.5 ($24.6) $19.6 Purchase Accounting Amortization 3.6 3.7 0.9 0.9 Cyber Event Impact 3.8 0.8 3.8 0.1 Thailand Plant Shutdown 2.5 - - - Goodwill and Intangible Asset Impairment 34.1 - 34.1 - Restructuring, Asset Impairment, Severance and Other, net 7.6 4.1 3.5 3.2 Property Casualty Loss(1) - (0.4) - - Loss on Extinguishment of Debt 0.1 - 0.1 - Loss on Discontinuance of Interest Rate Swaps 2.1 0.7 0.3 - Foreign Subsidiary Liquidation(2) - 5.1 - - Adjusted Net Income $73.4 $58.6 $18.1 $23.8 2020 2021 2022 2023 Q4 2022 Q4 2023 Diluted EPS as Reported (GAAP) ($1.23) $0.94 $0.33 $0.76 ($0.42) $0.33 Purchase Accounting Amortization 0.07 0.07 0.06 0.06 0.01 0.02 Cyber Event Impact - - 0.07 0.01 0.07 - Thailand Plant Shutdown - - 0.04 - - - Goodwill and Intangible Asset Impairment 2.05 - 0.58 - 0.59 - Restructuring, Asset Impairment, Severance and Other, net 0.23 0.16 0.13 0.07 0.06 0.06 Property Casualty Loss(1) - - - (0.01) - - Loss on Extinguishment of Debt 0.05 - - - - - Loss on Discontinuance of Interest Rate Swaps 0.05 0.06 0.04 0.01 0.01 - Foreign Subsidiary Liquidation(2) - - - 0.09 - - FIN 48 Release on Discontinued Operations (0.22) - - - - - SEC Fine 0.09 - - - - - Warehouse Fire Loss 0.05 - - - - - Impact of Change in Equity Award Forfeiture Accounting 0.02 - - - - - Adjusted Diluted EPS $1.15 $1.23 $1.25 $1.00 $0.31 $0.41

Appendix Reconciliation of Non-GAAP Figures Note: Sum of reconciling items may differ from total due to rounding of individual components * Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA. (1) Represents insurance recovery of loss recognized in 2023. (2) Russia and Brazil foreign subsidiaries were substantially liquidated in 2023. The related cumulative translation adjustment was recognized in other expense. 27 ($ in millions) Fiscal Year 2020 Fiscal Year 2021 Fiscal Year 2022 Fiscal Year 2023 Q4 2022 Q4 2023 Net (Loss) Income as Reported (GAAP) ($71.9) $55.2 $19.6 $44.5 ($24.6) $19.6 Income Tax (Benefit) Expense (7.5) 17.4 22.4 19.1 - 7.4 Interest Expense (including debt issuance cost amortization) 29.2 29.7 29.9 31.8 8.1 6.8 Depreciation and Amortization (excluding debt issuance cost amortization) 43.8 44.3 38.7 38.7 9.3 9.7 Share-Based Compensation Expense (0.5) 5.5 8.5 10.3 1.9 2.9 Purchase Accounting Amortization 5.5 5.6 5.0 5.2 1.2 1.3 Thailand Plant Shutdown - - 2.5 - - - Cyber Event Impact - - 5.1 1.1 5.1 0.1 Property Casualty Loss(1) - - - (0.5) - - Goodwill and Intangible Asset Impairment 121.3 - 36.2 - 36.2 - Restructuring, Asset Impairment, Severance and Other, net 16.7 11.8 8.2 5.6 4.1 4.4 Warehouse Fire Loss 4.2 (0.2) - - - - SEC Fine 5.0 - - - - - Foreign Subsidiary Liquidation(2) - - - 6.2 - - Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)* $145.7 $169.4 $176.1 $162.0 $41.3 $52.2 ($ in millions) 2020 2021 2022 2023 Total Debt $577 $518 $520 $417 Less: Cash (103) (97) (98) (110) Net Debt $474 $421 $423 $307 Total Debt / LTM Net Income as Reported (GAAP) (8.0x) 9.4x 26.6x 9.4x Net Debt / LTM Adjusted EBITDA 3.2x 2.5x 2.4x 1.9x